Discontinued operations	12 Months Ended
Mar. 31, 2018
Non-current Assets Held For Sale And Discontinued Operations [Abstract]
Discontinued operations
Discontinued operations

Our results and cash flows of significant assets or businesses sold during the year are shown separately from our continuing operations. Assets and businesses are classified as held for sale when their carrying amounts are recovered through sale rather than through continuing use. It only meets the held for sale condition when the assets are ready for immediate sale in their present condition, management is committed to the sale and it is highly probable that the sale will complete within one year. Depreciation ceases on assets and businesses when they are classified as held for sale and the assets and businesses are impaired if the proceeds less sale costs fall short of the carrying value.

As a result of the sale of a 61% controlling interest in UK Gas Distribution on 31 March 2017, we are required to report our earnings for the Group excluding UK Gas Distribution (‘continuing operations’) separately from the results of that business, which we report within ‘discontinued operations’. The gain recognised by the Group on sale is analysed in the detail of the note below. All costs associated with the transaction, including those associated with separation and setting up UK Gas Distribution are shown as a deduction from the proceeds received. Any adjustments arising as part of the completion adjustments finalised within the measurement period would result in a further gain or loss on disposal to be reported within discontinued operations in the current period.

Disposal of UK Gas Distribution
On 31 March 2017 the Group completed the disposal of a 61% equity interest in the UK Gas Distribution business, principally comprising the Group’s equity and debt interests in National Grid Gas Distribution Limited together with certain other assets (principally property and a 45% interest in Xoserve Limited). Further details are included in the Annual Report and Accounts 2016/17.

The Group sold its 100% equity interest in UK Gas Distribution to Quadgas HoldCo Limited, a newly incorporated UK limited company 61% owned by Quadgas Investments BidCo Limited and 39% by the Group’s subsidiary National Grid Holdings One plc. In exchange, the Group received cash consideration of £3,679 million, loan proceeds of £1,775 million and recognised a shareholder loan receivable of £429 million and a 39% equity interest in Quadgas HoldCo Limited.

The UK Gas Distribution business met the criteria to be classified as held for sale at 8 December 2016, the date that the Group initially entered into the sale agreement, and depreciation and amortisation (circa £25 million per month) on tangible and intangible fixed assets ceased from this date. The disposal of UK Gas Distribution resulted in a £5.3 billion gain on disposal. The provisional purchase price allocation reported in the Annual Report and Accounts 2016/17 has been finalised and there were no significant adjustments arising on finalisation of this exercise in the current year.

The business represented a reportable segment and a separate major line of business and accordingly was presented as a discontinued operation in the consolidated income statement, consolidated statement of comprehensive income and the consolidated cash flow statement in 2016/17.

In 2017/18 a loss of £41 million is reported in discontinued operations, with £33 million relating to the completion accounts settlement in November 2017. In addition, this reflects a net charge of £8 million representing further transaction costs and gains principally relating to the reversal of provisions.

In addition, there was a cash outflow from operating activities of £207 million related to the utilisation of provisions, principally relating to payments of professional fees in respect of the disposal of the UK Gas Distribution business. Net cash flows used in financing activities were £231 million for the settlement of RPI swaps relating to the final stages of the Group-wide liability management programme executed as part of the sale process (2017: cash flows comprising £4.8 billion of debt issued and term debt raised, offset by £3.2 billion in respect of bond buybacks).

On 1 May 2018, the Group announced that it had entered into an agreement with Quadgas Investments BidCo Limited regarding the potential sale of its remaining 25% interest in Quadgas HoldCo Limited. Further details are given in notes 4, 15 and 35.

9. Discontinued operations continued

Summary income statement – discontinued operations
The summary income statement for discontinued operations for the years ended 31 March 2017 and 2016 are as follows:

	2017	2016
	£m	£m
Revenue	1,887	1,903
Operating costs	(993)	(1,043)
Operating profit[1]	894	860
Finance costs	(152)	(157)
Profit before tax from discontinued operations	742	703
Tax from discontinued operations	(79)	(11)
Profit after tax from discontinued operations	663	692
Gain on disposal of UK Gas Distribution	5,009	—
Tax on gain on disposal of UK Gas Distribution	312	—
Gain on disposal of UK Gas Distribution after tax	5,321	—
Total profit after tax from discontinued operations	5,984	692

1.
2016 includes sale preparation costs of £22 million in respect of the disposal of the UK Gas Distribution business. 2017 costs have been included as part of transaction costs in determining the gain on disposal.

The total gain on the disposal after tax of £5,321 million was comprised of total consideration of £7,494 million before transaction costs of £1,837 million and a tax credit of £312 million compared to net assets on disposal of £648 million.

Statement of comprehensive income – discontinued operations
for the years ended 31 March

		2017	2016
	Notes	£m	£m
Profit after tax from discontinued operations		5,984	692

Other comprehensive (loss)/income
Items that will never be reclassified to profit or loss:
Remeasurement (losses)/gains of pension assets and post-retirement benefit obligations	23	(75)	129
Tax on items that will never be reclassified to profit or loss	6	13	(30)
Total items from discontinued operations that will never be reclassified to profit or loss		(62)	99
Items that may be reclassified subsequently to profit or loss:
Net losses in respect of cash flow hedges		(106)	(38)
Transferred to profit or loss in respect of cash flow hedges		233	3
Tax on items that may be reclassified subsequently to profit or loss	6	(23)	7
Total items from discontinued operations that may be reclassified subsequently to profit or loss		104	(28)
Other comprehensive income/(loss) for the year, net of tax from discontinued operations		42	71
Total comprehensive income for the year from discontinued operations		6,026	763